UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): March 16, 2015

Valeant Pharmaceuticals International, Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

2150 St. Elzéar Blvd. West

Laval, Quebec

Canada H7L 4A8

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (514) 744-6792

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 16, 2015, Valeant Pharmaceuticals International, Inc., a British Columbia corporation (“Valeant”) and Salix Pharmaceuticals, Ltd., a Delaware corporation (“Salix”) issued a joint press release announcing the execution of the Amendment (as defined below). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of Valeant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 8.01	Other Events

On March 16, 2015, Valeant, Valeant Pharmaceuticals International, a Delaware corporation and a wholly-owned subsidiary of Valeant (“VPI”), Sun Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of VPI (“Merger Sub”) and Salix entered into an Amendment No. 1 (the “Amendment”) to that certain Agreement and Plan of Merger, dated as of February 20, 2015 (the “Merger Agreement”), by and among Salix, Merger Sub, VPI and, solely for purposes of guaranteeing VPI’s and Merger Sub’s obligations thereunder, Valeant.

Pursuant to the Amendment, among other things, (i) the offer price was increased from $158.00 per share to $173.00 per share, net to the holder in cash, without interest, subject to any withholding of taxes required by applicable law thereon, provided that if at 12:00 midnight, Eastern time, on April 8, 2015 (one minute after 11:59 P.M., Eastern time, on April 7, 2015), all of the conditions to the tender offer have not been satisfied or waived by Valeant, then the offer price will be reduced to $158.00 per share, net to the holder in cash, without interest, subject to any withholding of taxes required by applicable law thereon; (ii) the amount of the fee payable by Salix upon the termination of the Merger Agreement under certain provisions thereof was increased from $356.4 million to $456.4 million; and (iii) the outside date after which either VPI or Salix may terminate the transaction has been moved from August 20, 2015 to May 1, 2015.

The tender offer, which is for all outstanding shares of common stock of Salix, will expire at 12:00 midnight, Eastern time, on April 1, 2015 (one minute after 11:59 P.M., Eastern time, on March 31, 2015), unless extended.

Other than as expressly modified by the Amendment, the Merger Agreement remains in full force and effect as originally executed.

Information About Forward-Looking Statements

This communication may contain forward-looking statements, including, but not limited to, statements regarding the proposed acquisition by Valeant of Salix, expected timing and benefits of the transaction, and the impact of the transaction on Valeant’s future cash earnings per share. Forward-looking statements may generally be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management of Valeant and Salix and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the acquisition will not close when expected or at all; the risk that Valeant’s business and/or Salix’s business will be adversely impacted during the pendency of the acquisition; the risk that the operations of the two companies will not be integrated successfully; and other risks and uncertainties discussed in Valeant’s and Salix’s most recent annual or quarterly reports and detailed from time to time in Valeant’s and Salix’s other filings with the Securities and Exchange Commission (the “SEC”) and, with respect to Valeant, the Canadian Securities Administrators, which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Valeant and Salix undertake no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes.

Additional Information

The description contained in this current report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of Salix or any other securities. The tender offer is being made pursuant to a tender offer statement on Schedule TO filed by Valeant with the SEC on March 4, 2015, as subsequently supplemented and amended. Salix filed a Solicitation/Recommendation Statement on Schedule 14D-9 (the “Schedule 14D-9”) with respect to the tender offer with the SEC on March 6, 2015, which has been subsequently amended. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SCHEDULE 14D-9, AS THEY HAVE AND MAY BE AMENDED FROM TIME TO TIME, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to D.F. King, the Information Agent for the tender offer, at 48 Wall Street, New York, NY 10005, telephone: (800) 628-8536.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Joint Press Release issued by Valeant Pharmaceuticals International, Inc. and Salix Pharmaceuticals, Ltd., dated March 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

Date: March 16, 2015	By:	/s/ Robert R. Chai-Onn
	Name:	Robert R. Chai-Onn
	Title:	Executive Vice President, General Counsel and Chief Legal Officer, Head of Corporate and Business Development

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release issued by Valeant Pharmaceuticals International, Inc. and Salix Pharmaceuticals, Ltd., dated March 16, 2015.